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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                                March 5, 2002
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               Date of Report (Date of earliest event reported)

                    ENTRAVISION COMMUNICATIONS CORPORATION
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            (Exact name of Registrant as specified in its charter)

            Delaware                         O-23125                     95-4783236
            --------                         -------                     ----------
(State of other jurisdiction of     (Commission File Number)    (IRS Employer Identification
incorporation)                                                  Number)

   2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California          90404
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               (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:        (310) 447-3870
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Item 5.   Other Information.

     A copy of the press release issued by Entravision Communications Corporation on March 5, 2002 announcing its intent to make an offering of an aggregate principal amount of $200.0 million of its Senior Subordinated Notes due 2009 is filed as an exhibit to this Form 8-K in accordance with Rule 135c(d) under the Securities Act of 1933, as amended.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits. The following exhibits are filed herewith:


             Exhibit No.    Document
             -----------    --------

                 99 Press Release issued by Entravision Communications Corporation on March 5, 2002.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ENTRAVISION COMMUNICATIONS CORPORATION



Date: March 5, 2002              By: /s/ Walter F. Ulloa
                                   ---------------------------------------------
                                    Walter F. Ulloa, Chief Executive Officer

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